                                                                 EXHIBIT 24.1(a)

                                POWER OF ATTORNEY
                                       OF
                             CNT OFFICER OR DIRECTOR

         KNOW BY ALL PERSONS PRESENT, that I, the undersigned director or officer of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), which may file from time to time with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, registration statements ("Registration Statements") on
(a) Form S-3, or other appropriate Form, or pursuant to Rule 462, for the Corporation's convertible notes and common stock of the Corporation issued upon conversion of the convertible notes, together with preferred share purchase rights, and (b) Form S-8, or other appropriate Form, or pursuant to Rule 462, for options or common stock of the Corporation issued pursuant to the Corporation's 2002 Stock Award Plan, together with the preferred share purchase rights, hereby constitute and appoint Thomas G. Hudson, Gregory T. Barnum, and Jeffrey A. Bertelsen, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of March 2002.

                                                  /s/ Thomas G. Hudson
                                                  ---------------------


                                Exhibit 24.1(a)-1

                                                                 EXHIBIT 24.1(b)

                                POWER OF ATTORNEY
                                       OF
                             CNT OFFICER OR DIRECTOR

         KNOW BY ALL PERSONS PRESENT, that I, the undersigned director or officer of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), which may file from time to time with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, registration statements ("Registration Statements") on
(a) Form S-3, or other appropriate Form, or pursuant to Rule 462, for the Corporation's convertible notes and common stock of the Corporation issued upon conversion of the convertible notes, together with preferred share purchase rights, and (b) Form S-8, or other appropriate Form, or pursuant to Rule 462, for options or common stock of the Corporation issued pursuant to the Corporation's 2002 Stock Award Plan, together with the preferred share purchase rights, hereby constitute and appoint Thomas G. Hudson, Gregory T. Barnum, and Jeffrey A. Bertelsen, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of March 2002.

                                                  /s/ Patrick W. Gross
                                                  --------------------


                                Exhibit 24.1(b)-1

                                                                 EXHIBIT 24.1(c)

                                POWER OF ATTORNEY
                                       OF
                             CNT OFFICER OR DIRECTOR

         KNOW BY ALL PERSONS PRESENT, that I, the undersigned director or officer of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), which may file from time to time with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, registration statements ("Registration Statements") on
(a) Form S-3, or other appropriate Form, or pursuant to Rule 462, for the Corporation's convertible notes and common stock of the Corporation issued upon conversion of the convertible notes, together with preferred share purchase rights, and (b) Form S-8, or other appropriate Form, or pursuant to Rule 462, for options or common stock of the Corporation issued pursuant to the Corporation's 2002 Stock Award Plan, together with the preferred share purchase rights, hereby constitute and appoint Thomas G. Hudson, Gregory T. Barnum, and Jeffrey A. Bertelsen, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of March 2002.

                                                  /s/ Erwin A. Kelen
                                                  ------------------


                                Exhibit 24.1(c)-1

                                                                 EXHIBIT 24.1(d)

                                POWER OF ATTORNEY
                                       OF
                             CNT OFFICER OR DIRECTOR

         KNOW BY ALL PERSONS PRESENT, that I, the undersigned director or officer of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), which may file from time to time with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, registration statements ("Registration Statements") on
(a) Form S-3, or other appropriate Form, or pursuant to Rule 462, for the Corporation's convertible notes and common stock of the Corporation issued upon conversion of the convertible notes, together with preferred share purchase rights, and (b) Form S-8, or other appropriate Form, or pursuant to Rule 462, for options or common stock of the Corporation issued pursuant to the Corporation's 2002 Stock Award Plan, together with the preferred share purchase rights, hereby constitute and appoint Thomas G. Hudson, Gregory T. Barnum, and Jeffrey A. Bertelsen, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of March 2002.

                                                  /s/ Lawrence McLernon
                                                  ---------------------


                                Exhibit 24.1(d)-1

                                                                 EXHIBIT 24.1(e)

                                POWER OF ATTORNEY
                                       OF
                             CNT OFFICER OR DIRECTOR

         KNOW BY ALL PERSONS PRESENT, that I, the undersigned director or officer of Computer Network Technology Corporation, a Minnesota corporation (the "Corporation"), which may file from time to time with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, registration statements ("Registration Statements") on
(a) Form S-3, or other appropriate Form, or pursuant to Rule 462, for the Corporation's convertible notes and common stock of the Corporation issued upon conversion of the convertible notes, together with preferred share purchase rights, and (b) Form S-8, or other appropriate Form, or pursuant to Rule 462, for options or common stock of the Corporation issued pursuant to the Corporation's 2002 Stock Award Plan, together with the preferred share purchase rights, hereby constitute and appoint Thomas G. Hudson, Gregory T. Barnum, and Jeffrey A. Bertelsen, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of March 2002.

                                                  /s/ John A. Rollwagen
                                                  ---------------------


                                Exhibit 24.1(e)-1